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                      ASSIGNMENT AND ASSUMPTION AGREEMENT


          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as
                                                          ---------
of September 15, 1999 and is effective as of May 21, 1997 by JOHN BOHAN & ASSOCIATES, LLC, a California limited liability company ("Assignee"), and John
                                                          --------
C. Bohan, doing business as AdNet Strategies, a sole proprietorship

("Assignor").
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                                   RECITALS
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          A.   Assignor operates an Internet advertising sales business known as
"AdNet Strategies" (the "Business").
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          B.   Assignor desires to assign, convey, transfer and sell to
Assignee, and Assignee desires to accept and assume from Assignor, all of the assets used or useful in connection with the Business (the "Assets") and all of
                                                            ------
the liabilities, obligations, claims and expenses of the Business (collectively, the "Liabilities"), under the terms and conditions hereof.
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          FOR VALUABLE CONSIDERATION, Assignor does hereby assign, convey, transfer, sell and deliver to Assignee, and Assignee does hereby purchase, accept and assume, all of the Assets and Liabilities. Without limiting the generality of the foregoing:

          1.   The Assets shall include:

               (a)  the physical assets used in the Business;

               (b)  the personal property leases used in the Business;

               (c)  the real property leases used in the Business;

               (d)  the inventory of the Business;

               (e) the intangible assets used in the Business, including without limitation the name "AdNet Strategies";

               (f) the operating systems and manuals, and other printed or written materials used in the Business;

               (g)  all records and books of account relating to the Business;

               (h)  the receivables relating to the Business;
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               (i) all goodwill associated with the Business;

               (j) all permits used in connection with the Business; and

               (k) all other tangible and intangible property relating to the
                   Business not specifically listed above, whether now existing or hereafter acquired; and

          2. The Liabilities shall include each and all of the liabilities, obligations and responsibilities of Assignor arising out of the operation of the Business or ownership of the Assets, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due, of any nature whatsoever. Assignee hereby accepts the assignment of the Liabilities as of the date hereof and agrees that it will perform and observe all of Assignor's obligations under the Liabilities.

          3. The transfer of Assets contemplated by this Agreement shall occur and be effective, and Assignee shall have full ownership of and power over all of the Assets, as of the date of this Agreement.

          4. Assignor, at any time after the date of this Agreement, shall execute, acknowledge and deliver any further documents or instruments of transfer requested by Assignee and shall take such further action consistent with the terms of this Agreement that may be requested by Assignor for the purpose of granting and confirming to Assignee, or reducing to Assignee's possession, any or all of the Assets referred to in this Agreement.

          5. Assignee hereby covenants and agrees with Assignor to sign, seal, execute and deliver, or cause to be signed, sealed, executed and delivered, and to make or cause to be done or made, upon the reasonable request of Assignor, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirmatory or otherwise, as may reasonably be required by Assignor for the purpose of, or in connection with, the assumption by Assignee of the Liabilities.

          6. Assignor hereby constitutes and appoints Assignee, and its successors and assigns, the true and lawful attorney of Assignor, with full power of substitution, for Assignor and in Assignor's name, place and stead by and on behalf of and for the benefit of Assignee, and its successors and assigns, to (i) demand and receive from time to time the Assets hereby assigned, transferred and conveyed, and to give receipts and releases for and in respect of the same and any part thereof, and (ii) to execute any instrument of assignment necessary or advisable to accomplish the purposes of this Agreement. Assignor hereby declares that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Assignor in any manner or for any reason.

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          7.   Assignor warrants, and hereby covenants, at Assignor's sole cost and expense, to defend Assignee's title to the Assets hereby assigned and conveyed against all lawful claims and demands of all persons or entities whomsoever which may now exist or which may have accrued as of the date of this Agreement. Assignor hereby agrees to indemnify and hold Assignee free and harmless from all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including reasonable attorneys' fees) which Assignee may incur or suffer in connection with any breach by Assignor of the preceding warranty and covenant.

          8. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          9. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any statutes or principles of conflicts of laws.

          10. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be executed as of the date first written above.


ASSIGNOR:      JOHN C. BOHAN, a sole proprietorship
               doing business as AdNet Strategies



               By: /s/ John C. Bohan
                  ______________________________________
                         John C. Bohan, Owner



ASSIGNEE:      JOHN BOHAN & ASSOCIATES, LLC, a California limited liability company


               By: /s/ John C. Bohan
                  ______________________________________
                         John C. Bohan, Member

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